UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22621

Cohen & Steers Real Assets Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2016. The net asset values (NAV) per share at that date were $8.73, $8.71, $8.75, $8.81 and $8.74 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2016	Year Ended December 31, 2016
Cohen & Steers Real Assets Fund—Class A	–0.53%	11.99%
Cohen & Steers Real Assets Fund—Class C	–0.74%	11.28%
Cohen & Steers Real Assets Fund—Class I	–0.23%	12.32%
Cohen & Steers Real Assets Fund—Class R	–0.52%	11.90%
Cohen & Steers Real Assets Fund—Class Z	–0.23%	12.48%
Linked Blended Benchmark[a]	–0.76%	11.79%
Consumer Price Index +4%[a]	3.30%	6.10%
MSCI World Index—net[a]	6.81%	7.51%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

a  For benchmark descriptions, see pages 7 and 8.

COHEN & STEERS REAL ASSETS FUND, INC.

Market Review

Real asset categories as a group delivered strong returns in 2016, outperforming broad global stock and bond markets. Conditions were at first difficult amid concerns about slowing global growth and declining crude oil prices, which reached a 13-year low in February. Markets moved higher into June, aided by a rebound in oil, generally better economic data and further monetary stimulus announcements by several central banks.

Following some mid-period turmoil sparked by the U.K.'s unexpected vote in favor of leaving the European Union (Brexit), and after global sovereign bond yields touched new lows, several forces combined to influence real asset markets late in the year. After Donald Trump's surprising victory in the U.S. presidential election in November, stocks, led by cyclical names, rose significantly amid expectations that Mr. Trump's policies—including a focus on tax cuts, increased fiscal spending, deregulation and more protectionism—would likely accelerate upward trends in inflation and economic growth. In December, the U.S. Federal Reserve increased its target interest rate by 0.25% to a range of 0.50% to 0.75%, a move that was fully anticipated.

In the oil market, which was already in recovery, crude prices rose about 10% in the immediate wake of the Organization of Petroleum Exporting Countries' (OPEC) November 30, 2016 announcement that it would reduce output by 1.2 million barrels per day (bpd), to 32.6 million bpd, a cut equal to about 1% of global production. The agreement goes into effect January 1, 2017 with a duration of six months, extendable for another six months. It was also announced that producers outside of OPEC, including Russia, would contribute cuts of about 600,000 bpd.

Other commodities accompanied oil in moving up from multi-year lows. The broad recovery in the commodity complex had an especially beneficial impact on natural resource stocks and select sectors within infrastructure.

Fund Performance

The Fund had a positive total return for the year and outperformed its blended benchmark (except for the Fund's Class C shares, which slightly underperformed). All major sectors within the natural resources group had sizable returns, led by metals & mining companies. Diversified metals & mining stocks posted large gains, as did companies focused on gold, even as the underlying gold price had a relatively modest return compared to industrial metals. The energy sector advanced about 30% amid the recovery in oil and natural gas prices during the year. The agribusiness sector was not as strong as energy and metals but still had attractive absolute returns. In this environment, the Fund's overweight in natural resources stocks helped relative performance.

Commodities mostly advanced in the year. In the energy complex, crude oil rose on improving fundamentals, crossing back over $50 a barrel late in the year following OPEC's reduction agreement. Base metals were mostly up, aided by anticipated pro-growth policies in the U.S. and continued economic stabilization in China. Gold and silver had positive but lesser gains.

Within the Fund's commodities allocation, noteworthy contributions came from an overweight position and contract selection within energy. Our allocation to oil was beneficial, with an overweight in Brent crude and an underweight in West Texas crude, the latter of which underperformed on a total-return

COHEN & STEERS REAL ASSETS FUND, INC.

basis. Our underweight in aluminum and overweights in nickel and zinc were also favorable, as was our positioning in gold and silver. We were overweight both precious metals when they performed well earlier in the year, but also had timely underweights in them late in the year.

Global real estate stocks had a modest gain. Fundamentals for commercial real estate companies continued to generally improve, notwithstanding challenging market conditions seen late in the year amid rising bond yields. U.S. real estate investment trusts (REITs) advanced, although they gave back some of the sizable gains they had made through July. Brexit weighed heavily on U.K. real estate securities, reflecting concerns that heightened business uncertainty would have a negative impact on the country's economy and capital values via reduced hiring and investment activity. The market partly recovered as the worst economic fears were not yet realized. On the continent, Germany and Austria were solid performers, lifted by certain apartment landlords that benefited from strong and improving fundamentals. Australia was the best performer in Asia Pacific. Within the Fund's allocation to real estate, stock selection contributed positively to relative returns, led by favorable performance in the Fund's U.S., Hong Kong and Germany holdings.

Within global listed infrastructure, midstream energy companies were positive standouts, rebounding from a difficult 2015 amid improving sentiment due to higher oil prices as well as a belief that a new U.S. administration will ease regulations on drilling and ease the pipeline approval process. Electric utilities were strong performers in the first half of the year, favored for their above-average yields and defensive characteristics. However, they gave back some gains late in the year when rising bond yields and expectations of improving economic growth lessened the group's appeal. Communications companies underperformed, with satellite stocks among the poorest performers.

Stock selection in the infrastructure sleeve detracted from the Fund's relative return, particularly within our allocation to the communications subsector. Eutelsat Communications declined materially after warning that its 2017 earnings would be 20% to 30% below prior guidance due to competitive pressures in its data and video businesses. We were also overweight EI Towers, which fell as investors were disappointed with the slower-than-anticipated pace of consolidation in the European cell tower market. Stock selection in the midstream energy sector also detracted. We were underweight Spectra Energy and did not own Oneok, two of the more commodity-price-levered names that had sizable gains in the period.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of commodities contracts with the intention of enhancing total returns. These contracts significantly contributed to the Fund's total return for the 12-month period ended December 31, 2016.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities modestly detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. Most currencies depreciated against the U.S. dollar, with particular weakness seen in the U.K. pound.

COHEN & STEERS REAL ASSETS FUND, INC.

Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

Sincerely,

VINCENT L. CHILDERS	JON CHEIGH
Portfolio Manager	Portfolio Manager

  Nick Koutsoftas

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2016

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	6.95%[b]	10.28%[c]	—	—	—
1 Year (without sales charge)	11.99%	11.28%	12.32%	11.90%	12.48%
Since Inception[d] (with sales charge)	–2.18%[b]	–1.92%	—	—	—
Since Inception[d] (without sales charge)	–1.26%	–1.92%	–0.93%	–1.40%	–1.03%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

For the four months ended April 30, 2016, the annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2015 prospectus were as follows: Class A—1.76% and 1.37%; Class C—2.41% and 2.02%; Class I—1.51% and 1.02%; Class R—1.91% and 1.52%; and Class Z—1.41% and 1.02%. Effective May 1, 2016 through November 6, 2016, the annualized gross and

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2016 prospectus were as follows: Class A—1.62% and 1.27%; Class C—2.27% and 1.92%; Class I—1.37% and 0.92%; Class R—1.77% and 1.42%; and Class Z—1.27% and 0.92%. Effective November 7, 2016, the annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2016 prospectus, supplemented on November 7, 2016, were as follows: Class A—1.57% and 1.17%; Class C—2.22% and 1.82%; Class I—1.26% and 0.82%; Class R—1.72% and 1.32%; and Class Z—1.22% and 0.82%. Effective November 7, 2016 through June 30, 2018, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of 30% FTSE EPRA/NAREIT Developed Real Estate Index—net, 30% Bloomberg Commodity Total Return Index (formerly known as Dow Jones-UBS Commodity Index), 20% S&P Global Natural Resources Index—net, 12.5% BofA Merrill Lynch 1-3 Year Global Corporate Index and 7.5% Gold Index from January 31, 2012 through September 30, 2013 and the blended benchmark consisting of 27.5% FTSE EPRA/NAREIT Developed Real Estate Index—net, 27.5% Bloomberg Commodity Total Return Index, 15% S&P Global Natural Resources Index—net, 10% BofA Merrill Lynch 1-3 Year U.S. Corporate Index, 5% Gold Index and 15% Dow Jones-Brookfield Global Infrastructure Index from October 1, 2013 and thereafter. The FTSE EPRA/NAREIT Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The BofA Merrill Lynch 1-3 Year Global Corporate Index is a subset of The BofA Merrill Lynch Global Corporate Index including all securities with a remaining term to final maturity less than 3 years. The Gold Index is represented by the gold spot price in U.S. dollars per Troy ounce. The BofA Merrill Lynch 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than 3 years. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

diverse households and geographies. The benchmark is represented by the change in the CPI +4% per year. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b Reflects a 4.50% front-end sales charge.

c Reflects a contingent deferred sales charge of 1.00%.

d Inception date of January 31, 2012.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016—December 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period[a] July 1, 2016– December 31, 2016
Class A
Actual (–0.53% return)	$1,000.00	$994.74	$6.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.05	$6.14
Class C
Actual (–0.74% return)	$1,000.00	$992.59	$9.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.74	$9.48
Class I
Actual (–0.23% return)	$1,000.00	$997.66	$4.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.76	$4.42
Class R
Actual (–0.52% return)	$1,000.00	$994.78	$6.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.95
Class Z
Actual (–0.23% return)	$1,000.00	$997.68	$4.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.76	$4.42

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.21%, 1.87%, 0.87%, 1.37% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

December 31, 2016
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
iShares Gold Trust ETF	$6,581,520	3.9
Simon Property Group	2,326,766	1.4
UDR	1,739,731	1.0
Kinder Morgan	1,462,085	0.9
Klepierre	1,431,086	0.9
Anadarko Petroleum Corp.	1,337,352	0.8
Monsanto Co.	1,323,647	0.8
Dexus Property Group	1,139,956	0.7
AvalonBay Communities	1,135,532	0.7
Sun Communities	1,134,058	0.7

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

b  The strategy breakdown is expressed as an approximate percentage of the Fund's total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

		Number of Shares	Value
COMMON STOCK	57.0%
AUSTRALIA	2.7%
MATERIALS—METALS & MINING	0.1%
South32 Ltd. (GBP)		72,006	$143,316
REAL ESTATE	2.3%
DIVERSIFIED	0.9%
Dexus Property Group		164,205	1,139,956
Ingenia Communities Group		206,006	399,907
			1,539,863
RETAIL	1.2%
Scentre Group		242,000	810,326
Vicinity Centres		520,907	1,123,979
			1,934,305
SELF STORAGE	0.2%
National Storage REIT		350,946	378,624
TOTAL REAL ESTATE			3,852,792
TOLL ROADS	0.3%
Transurban Group		66,572	495,790
TOTAL AUSTRALIA			4,491,898
AUSTRIA	0.1%
REAL ESTATE—DIVERSIFIED
BUWOG AG		5,794	134,728
BRAZIL	0.9%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.5%
BRF SA, ADR (USD)		53,270	786,265
ENERGY—OIL & GAS	0.2%
Petroleo Brasileiro SA, ADR (USD)[a]		32,402	327,585
MATERIALS—METALS & MINING	0.2%
Vale SA, ADR (USD)		44,776	341,193
TOTAL BRAZIL			1,455,043

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
CANADA	3.3%
ENERGY—OIL & GAS	0.3%
Suncor Energy		16,505	$539,656
MATERIALS	1.3%
CHEMICALS	0.6%
Agrium (USD)		4,021	404,311
Potash Corp. of Saskatchewan (USD)		30,118	544,835
			949,146
METALS & MINING	0.7%
Barrick Gold Corp. (USD)		17,626	281,663
Franco-Nevada Corp.		4,131	247,002
Goldcorp (USD)		46,856	637,242
			1,165,907
TOTAL MATERIALS			2,115,053
PIPELINES—C-CORP	1.4%
Enbridge		14,508	610,510
Keyera Corp.		12,817	386,233
Pembina Pipeline Corp.		18,316	572,405
TransCanada Corp.		19,467	877,766
			2,446,914
REAL ESTATE—OFFICE	0.3%
Allied Properties REIT		18,536	496,309
TOTAL CANADA			5,597,932
CHINA	0.2%
AIRPORTS	0.1%
Beijing Capital International Airport Co., Ltd., Class H (HKD)		156,000	157,720
TOLL ROADS	0.1%
Jiangsu Expressway Co., Ltd., Class H (HKD)		158,000	199,678
TOTAL CHINA			357,398

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
FRANCE	1.9%
ENERGY—OIL & GAS	0.6%
Total SA		20,516	$1,052,166
RAILWAYS	0.2%
Groupe Eurotunnel SE		30,067	285,926
REAL ESTATE	1.1%
DIVERSIFIED	0.3%
Gecina SA		3,221	445,693
RETAIL	0.8%
Klepierre		36,404	1,431,086
TOTAL REAL ESTATE			1,876,779
TOTAL FRANCE			3,214,871
GERMANY	1.0%
ELECTRIC—REGULATED ELECTRIC	0.1%
Innogy SE, 144Aa,b		6,878	238,997
REAL ESTATE	0.9%
OFFICE	0.4%
Alstria Office REIT AG		46,006	576,780
RESIDENTIAL	0.5%
ADO Properties SA, 144Ab		9,099	306,594
Deutsche Wohnen AG		16,863	529,685
			836,279
TOTAL REAL ESTATE			1,413,059
TOTAL GERMANY			1,652,056
HONG KONG	1.7%
CONSUMER STAPLES—FOOD	0.2%
WH Group Ltd. (Cayman Islands), 144Ab		454,900	367,815
ELECTRIC—REGULATED ELECTRIC	0.3%
Power Assets Holdings Ltd.		43,000	379,012

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
REAL ESTATE	1.2%
DIVERSIFIED	1.0%
Cheung Kong Property Holdings Ltd.		72,000	$441,498
Hang Lung Properties Ltd.		262,000	555,456
Sun Hung Kai Properties Ltd.		39,000	492,875
Wharf Holdings Ltd.		26,000	172,842
			1,662,671
RETAIL	0.2%
Link REIT		58,000	376,968
TOTAL REAL ESTATE			2,039,639
TOTAL HONG KONG			2,786,466
ITALY	0.9%
COMMUNICATIONS—TOWERS	0.2%
Ei Towers S.p.A.[a]		6,209	334,638
ENERGY—OIL & GAS	0.3%
Eni S.p.A.		26,101	425,042
GAS DISTRIBUTION	0.2%
Snam S.p.A.		102,572	422,604
TOLL ROADS	0.2%
Atlantia S.p.A.		12,035	282,004
TOTAL ITALY			1,464,288
JAPAN	4.4%
CONSUMER—NON-CYCLICAL	0.2%
NH Foods Ltd.		12,292	331,818
INDUSTRIAL—MACHINERY	0.5%
Kubota Corp.		57,945	827,219
MATERIALS—METALS & MINING	0.3%
JFE Holdings		16,400	249,771
Nippon Steel & Sumitomo Metal Corp.		16,700	372,509
			622,280
RAILWAYS	0.3%
Central Japan Railway Co.		1,200	197,442
West Japan Railway Co.		4,300	263,905
			461,347

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
REAL ESTATE	3.1%
DIVERSIFIED	2.1%
Activia Properties		82	$386,584
Mitsubishi Estate Co., Ltd.		36,000	716,920
Mitsui Fudosan Co., Ltd.		47,000	1,087,786
Mori Hills REIT Investment Corp.		281	379,635
Tokyo Tatemono Co., Ltd.		74,700	998,983
			3,569,908
OFFICE	0.6%
Kenedix Office Investment Corp.		73	419,730
Nippon Building Fund		84	465,010
			884,740
RETAIL	0.4%
Japan Retail Fund Investment Corp.		351	710,559
TOTAL REAL ESTATE			5,165,207
TOTAL JAPAN			7,407,871
JERSEY	0.3%
MATERIALS—METALS & MINING
Glencore International PLC (GBP)[a]		132,491	452,862
Luxembourg	0.2%
MATERIALS—METALS & MINING
ArcelorMittal SAa		50,505	372,999
MEXICO	0.3%
AIRPORTS	0.1%
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		14,620	120,178
PIPELINES—C-CORP	0.1%
Infraestructura Energetica Nova SAB de CV		27,282	118,843
TOLL ROADS	0.1%
OHL Mexico SAB de CV		204,914	201,556
TOTAL MEXICO			440,577
NETHERLANDS	0.3%
REAL ESTATE—RETAIL
Eurocommercial Properties NV		14,761	568,464

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
NEW ZEALAND	0.2%
AIRPORTS
Auckland International Airport Ltd.		68,343	$296,737
NORWAY	0.4%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.2%
Marine Harvest ASA		17,883	322,440
MATERIALS—CHEMICALS	0.2%
Yara International ASA		6,978	274,745
TOTAL NORWAY			597,185
RUSSIA	0.4%
ENERGY—OIL & GAS	0.3%
Gazprom OAO, ADR		59,381	299,874
Lukoil PJSC, ADR (USD)		2,000	112,200
			412,074
MATERIALS—METALS & MINING	0.1%
MMC Norilsk Nickel PJSC, ADR (USD)		12,920	216,927
TOTAL RUSSIA			629,001
SINGAPORE	0.6%
CONSUMER STAPLES—FOOD PRODUCTS	0.2%
Golden Agri-Resources Ltd.		308,900	91,722
Wilmar International Ltd.		103,500	256,579
			348,301
REAL ESTATE	0.4%
DIVERSIFIED	0.2%
Keppel DC REIT		487,559	398,963
HEALTH CARE	0.2%
Parkway Life Real Estate Investment Trust		214,100	348,911
TOTAL REAL ESTATE			747,874
TOTAL SINGAPORE			1,096,175
SOUTH KOREA	0.3%
MATERIALS—METALS & MINING
Korea Zinc Co., Ltd.		500	196,639
POSCO		1,403	299,116
			495,755

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
SPAIN	0.5%
GAS DISTRIBUTION	0.1%
Enagas SA		9,163	$232,696
REAL ESTATE—DIVERSIFIED	0.2%
Hispania Activos Inmobiliarios SA		31,786	374,580
TOLL ROADS	0.2%
Ferrovial SA		14,746	263,803
TOTAL SPAIN			871,079
SWEDEN	0.3%
MATERIALS—METALS & MINING	0.2%
Boliden AB		14,390	375,758
REAL ESTATE—DIVERSIFIED	0.1%
Fastighets AB Balder, Class Ba		10,329	208,721
TOTAL SWEDEN			584,479
SWITZERLAND	0.6%
AIRPORTS	0.2%
Flughafen Zuerich AG		1,196	221,864
MATERIALS—CHEMICALS	0.4%
Syngenta AG		1,807	714,247
TOTAL SWITZERLAND			936,111
UNITED KINGDOM	4.3%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.3%
Associated British Foods PLC		12,750	431,325
ELECTRIC—REGULATED ELECTRIC	0.3%
National Grid PLC		48,976	574,367
ENERGY	1.1%
INTEGRATED OIL & GAS	0.6%
Royal Dutch Shell PLC		37,484	1,087,437
OIL & GAS	0.5%
BP PLC		134,707	846,001
TOTAL ENERGY			1,933,438

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
MATERIALS—METALS & MINING	0.9%
Anglo American PLC[a]		25,742	$368,004
BHP Billiton PLC		66,082	1,064,006
			1,432,010
REAL ESTATE	1.5%
HEALTH CARE	0.2%
Assura PLC		635,290	446,271
INDUSTRIALS	0.5%
Segro PLC		143,687	811,203
RESIDENTIAL	0.3%
UNITE Group PLC		65,803	491,439
SELF STORAGE	0.5%
Big Yellow Group PLC		52,331	442,098
Safestore Holdings Ltd. (USD)		89,938	387,938
			830,036
TOTAL REAL ESTATE			2,578,949
WATER—WATER UTILITIES	0.2%
United Utilities Group PLC		29,843	331,374
TOTAL UNITED KINGDOM			7,281,463
UNITED STATES	31.2%
COMMUNICATIONS—TOWERS	1.1%
American Tower Corp.		8,649	914,026
Crown Castle International Corp.		8,793	762,969
SBA Communications Corp., Class Aa		1,595	164,700
			1,841,695
CONSUMER—NON-CYCLICAL	1.1%
AGRICULTURE	0.6%
Archer-Daniels-Midland Co.		11,511	525,477
Bunge Ltd.		6,485	468,477
			993,954

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
FOOD PRODUCTS	0.5%
AdvancePierre Foods Holdings		13,620	$405,603
Ingredion		3,132	391,375
			796,978
TOTAL CONSUMER—NON-CYCLICAL			1,790,932
DIVERSIFIED	0.2%
Macquarie Infrastructure Co. LLC		4,303	351,555
ELECTRIC	1.4%
INTEGRATED ELECTRIC	0.3%
NextEra Energy		2,653	316,928
Pattern Energy Group		13,685	259,878
			576,806
REGULATED ELECTRIC	1.1%
CMS Energy Corp.		4,373	182,004
Edison International		7,623	548,780
Great Plains Energy		6,630	181,330
PG&E Corp.		12,231	743,278
WEC Energy Group		3,161	185,393
			1,840,785
TOTAL ELECTRIC			2,417,591
ENERGY	3.2%
OIL & GAS	2.9%
Anadarko Petroleum Corp.		19,179	1,337,352
Diamondback Energy[a]		9,044	913,987
EOG Resources		2,691	272,060
Extraction Oil & Gas (Unregistered)[b,c]		63,015	1,133,640
Pioneer Natural Resources Co.		2,780	500,595
Rice Energy[a]		36,413	777,417
			4,935,051
OIL & GAS SERVICES	0.3%
Baker Hughes		4,163	270,470
Helmerich & Payne		2,948	228,175
			498,645
TOTAL ENERGY			5,433,696

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
GAS DISTRIBUTION	0.6%
Atmos Energy Corp.		4,630	$343,314
Sempra Energy		6,286	632,623
			975,937
GOLD	3.9%
iShares Gold Trust ETF[a]		594,000	6,581,520
INDUSTRIAL—AEROSPACE & DEFENSE	0.1%
Arconic		8,212	152,250
MATERIALS	1.4%
CHEMICALS	1.2%
CF Industries Holdings		8,379	263,771
Monsanto Co.		12,581	1,323,647
Mosaic Co. (The)		13,056	382,932
			1,970,350
METALS & MINING	0.2%
Alcoa Corp.		2,500	70,200
Freeport-McMoRan[a]		21,367	281,831
			352,031
TOTAL MATERIALS			2,322,381
PIPELINES	2.4%
PIPELINES—C-CORP	2.2%
Cheniere Energy[a]		13,203	547,000
Kinder Morgan		70,598	1,462,085
SemGroup Corp., Class A		7,715	322,101
Targa Resources Corp.		8,467	474,745
Williams Cos. (The)		25,258	786,534
			3,592,465
PIPELINES—MLP	0.2%
Noble Midstream Partners LPa		5,109	183,924
Rice Midstream Partners LP		9,106	223,825
			407,749
TOTAL PIPELINES			4,000,214

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
RAILWAYS	0.3%
CSX Corp.		5,609	$201,532
Union Pacific Corp.		2,424	251,320
			452,852
REAL ESTATE	15.2%
DIVERSIFIED	0.6%
Vornado Realty Trust		9,583	1,000,178
HEALTH CARE	1.0%
HCP		33,938	1,008,637
Healthcare Trust of America, Class A		18,621	542,057
Quality Care Properties[a]		6,787	105,199
			1,655,893
HOTEL	0.9%
Apple Hospitality REIT		16,339	326,453
Hilton Worldwide Holdings		9,317	253,422
Host Hotels & Resorts		5,071	95,538
Pebblebrook Hotel Trust		11,681	347,510
Red Rock Resorts, Class A		9,950	230,740
Sunstone Hotel Investors		17,351	264,603
			1,518,266
INDUSTRIALS	0.6%
Prologis		20,561	1,085,415
NET LEASE	0.8%
Gaming and Leisure Properties		6,798	208,154
Spirit Realty Capital		96,823	1,051,498
			1,259,652

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
OFFICE	3.4%
Alexandria Real Estate Equities		6,738	$748,794
Corporate Office Properties Trust		7,289	227,563
Cousins Properties		84,097	715,665
Douglas Emmett		13,964	510,524
Empire State Realty Trust, Class A		45,388	916,384
Hudson Pacific Properties		13,575	472,138
Kilroy Realty Corp.		7,215	528,282
PS Business Parks		4,857	565,938
SL Green Realty Corp.		8,753	941,385
			5,626,673
RESIDENTIAL	4.2%
APARTMENT	3.0%
Apartment Investment & Management Co.		9,992	454,137
AvalonBay Communities		6,410	1,135,532
Colony Starwood Homes		9,930	286,083
Education Realty Trust		10,957	463,481
Essex Property Trust		3,412	793,290
UDR		47,690	1,739,731
			4,872,254
MANUFACTURED HOME	0.9%
Equity Lifestyle Properties		5,864	422,794
Sun Communities		14,803	1,134,058
			1,556,852
SINGLE FAMILY	0.3%
American Homes 4 Rent, Class A		27,759	582,384
TOTAL RESIDENTIAL			7,011,490
SELF STORAGE	0.5%
Extra Space Storage		11,104	857,673

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Number of Shares	Value
SHOPPING CENTERS	2.7%
COMMUNITY CENTER	1.3%
Agree Realty Corp.		9,132	$420,529
Brixmor Property Group		33,388	815,335
Tanger Factory Outlet Centers		12,624	451,687
Weingarten Realty Investors		12,514	447,876
			2,135,427
REGIONAL MALL	1.4%
Simon Property Group		13,096	2,326,766
TOTAL SHOPPING CENTERS			4,462,193
SPECIALTY	0.5%
DuPont Fabros Technology		20,746	911,372
TOTAL REAL ESTATE			25,388,805
WATER	0.3%
American Water Works Co.		7,384	534,306
TOTAL UNITED STATES			52,243,734
TOTAL COMMON STOCK (Identified cost—$89,158,023)			95,429,172
PREFERRED SECURITIES—$25 PAR VALUE	0.9%
NETHERLANDS	0.1%
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN
Aegon NV, 8.00%, due 2/15/42 (USD)		6,819	177,635
UNITED KINGDOM	0.1%
BANKS—FOREIGN
National Westminster Bank PLC, 7.763%, Series C (USD)		2,738	70,175
UNITED STATES	0.7%
BANKS
GMAC Capital Trust I, 6.691%, due 2/15/40, Series 2 (TruPS) (FRN)		15,700	398,780
KeyCorp, 8.625%, Series C		15,013	382,681
Wells Fargo & Co., 8.00%, Series J		17,430	460,675
TOTAL UNITED STATES			1,242,136
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,503,385)			1,489,946

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/ Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	4.2%
CAYMAN ISLANDS	0.5%
BANKS—FOREIGN
SMFG Preferred Capital, 9.50%, 144A (USD)[b]		700,000	$776,479
FRANCE	0.3%
BANKS—FOREIGN
Credit Agricole SA, 8.375%, 144A (USD)[b]		400,000	440,808
NETHERLANDS	0.7%
BANKS—FOREIGN	0.5%
Rabobank Nederland, 11.00%, 144A (USD)[b]		800,000	943,240
INSURANCE—MULTI-LINE—FOREIGN	0.2%
ING Capital Funding Trust III, 4.598%, Series 9 (FRN) (USD)		292,000	290,905
TOTAL NETHERLANDS			1,234,145
SWITZERLAND	0.5%
INSURANCE—REINSURANCE—FOREIGN
Aquarius + Investments PLC, 8.25% (USD)		800,000	851,972
UNITED KINGDOM	0.7%
BANKS—FOREIGN	0.3%
Royal Bank of Scotland PLC, 9.50%, due 3/16/22 (USD)		500,000	508,303
INSURANCE—MULTI-LINE—FOREIGN	0.4%
Aviva PLC, 8.25% (USD)		650,000	677,625
TOTAL UNITED KINGDOM			1,185,928
UNITED STATES	1.5%
BANKS	0.2%
Goldman Sachs Group/The, 2.64%, due 10/28/27, Series GMTN (FRN)		400,000	408,284
INSURANCE	1.3%
LIFE/HEALTH INSURANCE	0.8%
Metropolitan Life Global Funding I, 1.75%, due 12/19/18, Series 144Ab		500,000	500,315
Prudential Financial, 8.875%, due 6/15/38		814,000	881,155
			1,381,470

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount/ Shares	Value
MULTI-LINE	0.5%
Hartford Financial Services Group/The, 8.125%, due 6/15/68		700,000	$751,450
TOTAL INSURANCE			2,132,920
TOTAL UNITED STATES			2,541,204
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$7,023,160)			7,030,536
		Principal Amount
CORPORATE BONDS	4.7%
CAYMAN ISLANDS	0.2%
INSURANCE
XLIT Ltd., due 12/15/18 (USD)		$288,000	290,034
ITALY	0.2%
COMMUNICATIONS—INTEGRATED TELECOMMUNICATIONS SERVICES
Telecom Italia Capital SA, 6.999%, due 6/4/18 (USD)		400,000	427,000
UNITED KINGDOM	0.4%
BANKS—FOREIGN
HSBC Holdings PLC, 2.358%, due 1/5/22, (FRN) (USD)		300,000	305,805
Standard Chartered PLC, 2.10%, due 8/19/19, 144A (USD)[b]		300,000	296,760
TOTAL UNITED KINGDOM			602,565
UNITED STATES	3.9%
BANKS	0.7%
Ally Financial, 4.75%, due 9/10/18		350,000	361,375
JPMorgan Chase Bank NA, 1.65%, due 9/23/19		775,000	767,595
TOTAL BANKS			1,128,970
COMMUNICATIONS	0.3%
INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Verizon Communications, 1.375%, due 8/15/19		120,000	118,208
TOWERS	0.2%
American Tower Corp., 4.50%, due 1/15/18		450,000	461,993
TOTAL COMMUNICATIONS			580,201

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount	Value
ELECTRIC	0.3%
INTEGRATED ELECTRIC	0.2%
Emera US Finance LP, 2.15%, due 6/15/19, 144Ab		$300,000	$299,681
REGULATED ELECTRIC	0.1%
Southern Co./The, 2.15%, due 9/1/19		250,000	250,191
TOTAL ELECTRIC			549,872
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.3%
Ford Motor Credit Co. LLC, 2.021%, due 5/3/19		250,000	247,846
General Motors Financial Co, 2.40%, due 5/9/19		200,000	199,583
			447,429
INSURANCE—LIFE/HEALTH INSURANCE	0.3%
Metropolitan Life Global Funding I, 1.55%, due 9/13/19, 144Ab		500,000	492,632
REAL ESTATE	1.9%
DIVERSIFIED	0.6%
Select Income REIT, 2.85%, due 2/1/18		500,000	502,258
WEA Finance LLC, 2.70%, due 9/17/19, 144Ab		435,000	440,257
			942,515
FINANCE	0.6%
iStar Financial, 4.00%, due 11/1/17		330,000	332,475
VEREIT Operating Partnership LP, 3.00%, due 2/6/19		700,000	700,000
			1,032,475
SHOPPING CENTERS	0.6%
DDR Corp., 7.875%, due 9/1/20		150,000	174,820
Kimco Realty Corp., 6.875%, due 10/1/19		250,000	280,230
National Retail Properties, 6.875%, due 10/15/17		200,000	207,833
Realty Income Corp., 6.75%, due 8/15/19		250,000	279,564
			942,447
SHOPPING CENTERS—FREE STANDING	0.1%
Realty Income Corp., 5.375%, due 9/15/17		200,000	205,188
TOTAL REAL ESTATE			3,122,625

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount	Value
UTILITIES—INTEGRATED ELECTRIC	0.1%
Progress Energy, 4.875%, due 12/1/19		$200,000	$214,922
TOTAL UNITED STATES			6,536,651
TOTAL CORPORATE BONDS (Identified cost—$7,861,899)			7,856,250
U.S. TREASURY INFLATION-PROTECTED SECURITIES	1.9%
U.S. Treasury Inflation Indexed Bonds, 1.375%, due 1/15/20		922,185	970,289
U.S. Treasury Inflation Indexed Bonds, 1.875%, due 7/15/19		962,268	1,025,033
U.S. Treasury Inflation Indexed Bonds, 1.25%, due 7/15/20		1,052,952	1,112,546
TOTAL U.S. TREASURY INFLATION-PROTECTED SECURITIES (Identified cost—$3,100,543)			3,107,868
		Number of Contracts
PURCHASED OPTION CONTRACTS—UNITED STATES	0.0%
Marathon Petroleum Corp., Put, USD Strike Price 45, expires 4/21/17		24,800	45,880
TOTAL PURCHASED OPTION CONTRACTS (Identified cost—$49,233)			45,880
		Number of Shares
SHORT-TERM INVESTMENTS	26.8%
MONEY MARKET FUNDS	3.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40%[d,e]		5,900,000	5,900,000

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

		Principal Amount	Value
U.S. TREASURY BILLS	23.3%
U.S. Treasury Bills, 0.445%, due 2/9/17[d,f]		$3,060,000	$3,058,525
U.S. Treasury Bills, 0.46%, due 3/2/17[d,f]		16,690,000	16,677,232
U.S. Treasury Bills, 0.475%, due 3/16/17[d,f,g]		7,950,000	7,942,130
U.S. Treasury Bills, 0.455%, due 4/20/17[d,f]		11,380,000	11,361,951
			39,039,838
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$44,942,289)			44,939,838
TOTAL INVESTMENTS (Identified cost—$153,638,532)	95.5%		159,899,490
OTHER ASSETS IN EXCESS OF LIABILITIES[h]	4.5		7,603,263
NET ASSETS	100.0%		$167,502,753

Glossary of Portfolio Abbreviations

ADR   American Depositary Receipt

ETF   Exchange-Traded Fund

FRN   Floating Rate Note

GBP   Great British Pound

HKD   Hong Kong Dollar

MLP   Master Limited Partnership

REIT   Real Estate Investment Trust

TruPS   Trust Preferred Securities

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $6,237,218 or 3.7% of the net assets of the Fund, of which 0.07% are illiquid.

c  Illiquid security. Aggregate holdings equal 0.7% of the net assets of the Fund. This security was acquired on December 12, 2016 at a cost of $1,150,024 ($18.25 per share).

d  All or a portion of this security is held by Cohen & Steers Real Assets Fund Ltd., a wholly-owned subsidiary.

e  Rate quoted represents the annualized seven-day yield of the fund.

f  The rate shown is the effective yield on the date of purchase.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

g  All or a portion of this security has been pledged as collateral for futures contracts. $5,159,735 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

h  Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at December 31, 2016.

Futures contracts outstanding at December 31, 2016 were as follows:

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	LONG FUTURES OUTSTANDING
47	Aluminum HG LME	$1,990,450	January 16, 2017	$2,389
15	Aluminum HG LME	634,781	March 13, 2017	(14,146)
87	Brent Crude Oil[b]	4,943,340	January 31, 2017	632,205
7	Brent Crude Oil[b]	406,280	March 31, 2017	12,722
6	Brent Crude Oil[b]	352,380	October 31, 2017	29,401
8	Cattle Feeder[b]	500,400	March 30, 2017	(4,502)
20	Coffee C	1,027,875	March 21, 2017	(99,948)
47	Coffee Robusta	1,007,680	May 31, 2017	10,593
32	Copper	2,004,400	March 29, 2017	11,711
16	Copper	1,008,800	September 27, 2017	2,892
139	Corn	2,446,400	March 14, 2017	(23,716)
12	Cotton No. 2	423,900	March 9, 2017	3,903
35	Gasoline RBOB	2,479,008	February 28, 2017	159,414
13	Gasoline RBOB	1,016,106	March 31, 2017	430
35	Gold	4,030,950	February 24, 2017	(368,249)
42	KC Wheat	878,850	March 14, 2017	(14,876)
92	Light Sweet Crude Oil	5,028,720	February 21, 2017	86,959
20	Live Cattle	928,400	February 28, 2017	33,587
173	Natural Gas	6,373,320	February 24, 2017	295,378
52	Nickel LME	3,112,200	January 16, 2017	(224,548)
42	Nickel LME	2,522,772	March 13, 2017	(332,612)
39	NY Harbor ULSD	2,846,844	February 28, 2017	94,431
14	Silver	1,119,230	March 29, 2017	(151,598)
29	Soybean	1,455,800	March 14, 2017	(51,782)
23	Soybean	1,164,375	May 12, 2017	(31,208)
65	Soybean Meal	2,057,900	March 14, 2017	(31,494)
27	Soybean Oil	561,492	March 14, 2017	(44,571)
198	Sugar 11	4,326,538	February 28, 2017	(260,822)
87	Wheat	1,774,800	March 14, 2017	(73,955)
53	Zinc LME	3,396,637	January 16, 2017	298,405

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2016

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
31	Zinc LME	$1,994,850	March 13, 2017	$(92,657)
17	Zinc LME	1,096,925	May 15, 2017	(15,916)
	SHORT FUTURES OUTSTANDING
47	Aluminum HG LME	(1,990,450)	January 16, 2017	11,894
16	Copper	(1,004,800)	May 26, 2017	(3,164)
31	Corn	(589,000)	December 14, 2017	7,011
21	Cotton No. 2	(749,490)	July 7, 2017	4,680
18	Light Sweet Crude Oil	(997,740)	March 21, 2017	(925)
52	Nickel LME	(3,112,200)	January 16, 2017	391,293
2	Nickel LME	(120,132)	March 13, 2017	13,062
24	Soybean	(1,187,100)	November 14, 2017	23,747
50	Sugar 11	(1,078,000)	April 28, 2017	1,080
53	Zinc LME	(3,396,637)	January 16, 2017	202,535
14	Zinc LME	(900,900)	March 13, 2017	15,807
				$504,840

a Represents positions held in the Subsidiary.

b Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG  High Grade
LME  London Metal Exchange
RBOB  Reformulated Gasoline Blendstock for Oxygen Blending
ULSD  Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments in securities, at value (Identified cost—$153,638,532)	$159,899,490
Cash	6,466,104
Foreign currency, at value (Identified cost—$209)	211
Receivable for:
Fund shares sold	1,514,058
Dividends and interest	535,449
Investment securities sold	142,451
Variation margin on futures contracts	93,643
Other assets	18,264
Total Assets	168,669,670
LIABILITIES:
Payable for:
Fund shares redeemed	446,732
Investment securities purchased	401,165
Investment advisory fees	41,460
Shareholder servicing fees	15,885
Administration fees	11,226
Distribution fees	781
Directors' fees	65
Other liabilities	249,603
Total Liabilities	1,166,917
NET ASSETS	$167,502,753
NET ASSETS consist of:
Paid-in capital	$170,668,624
Dividends in excess of net investment income	(223,381)
Accumulated net realized loss	(9,705,543)
Net unrealized appreciation	6,763,053
$167,502,753

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2016

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

CLASS A SHARES:
NET ASSETS	$12,861,718
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,472,697
Net asset value and redemption price per share	$8.73
Maximum offering price per share ($8.73 ÷ 0.955)[a]	$9.14
CLASS C SHARES:
NET ASSETS	$8,272,416
Shares issued and outstanding ($0.001 par value common stock outstanding)	950,150
Net asset value, offering and redemption price per share[b]	$8.71
CLASS I SHARES:
NET ASSETS	$143,890,458
Shares issued and outstanding ($0.001 par value common stock outstanding)	16,440,900
Net asset value, offering and redemption price per share	$8.75
CLASS R SHARES:
NET ASSETS	$250,744
Shares issued and outstanding ($0.001 par value common stock outstanding)	28,459
Net asset value, offering and redemption price per share	$8.81
CLASS Z SHARES:
NET ASSETS	$2,227,417
Shares issued and outstanding ($0.001 par value common stock outstanding)	254,987
Net asset value, offering and redemption price per share	$8.74

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Investment Income:
Dividend income (net of $136,208 of foreign withholding tax)	$2,443,141
Interest income	445,699
Total Investment Income	2,888,840
Expenses:
Investment advisory fees	1,140,462
Custodian fees and expenses	195,989
Administration fees	188,255
Professional fees	144,673
Distribution fees—Class A	30,174
Distribution fees—Class C	62,622
Distribution fees—Class R	3,666
Registration and filing fees	85,449
Shareholder servicing fees—Class A	8,896
Shareholder servicing fees—Class C	20,874
Shareholder servicing fees—Class I	47,125
Transfer agent fees and expenses	43,653
Shareholder reporting expenses	38,792
Directors' fees and expenses	26,762
Proxy expenses	7,040
Interest expense	1,358
Miscellaneous	31,045
Total Expenses	2,076,835
Reduction of Expenses (See Note 2)	(676,052)
Net Expenses	1,400,783
Net Investment Income (Loss)	1,488,057
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,639,371
Futures contracts	3,709,197
Written option contracts	13,487
Foreign currency transactions	(11,053)
Net realized gain (loss)	5,351,002
Net change in unrealized appreciation (depreciation) on:
Investments	7,075,906
Futures contracts	885,334
Foreign currency translations	(112)
Net change in unrealized appreciation (depreciation)	7,961,128
Net realized and unrealized gain (loss)	13,312,130
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,800,187

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,488,057	$1,729,870
Net realized gain (loss)	5,351,002	(26,498,568)
Net change in unrealized appreciation (depreciation)	7,961,128	(1,072,014)
Net increase (decrease) in net assets resulting from operations	14,800,187	(25,840,712)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(283,447)	(245,502)
Class C	(136,016)	(64,926)
Class I	(3,527,682)	(1,843,847)
Class R	(3,892)	(13,434)
Class Z	(54,026)	(54,195)
Return of capital:
Class A	(28,455)	(44,238)
Class C	(13,655)	(11,700)
Class I	(354,144)	(332,254)
Class R	(391)	(2,421)
Class Z	(5,423)	(9,766)
Total dividends and distributions to shareholders	(4,407,131)	(2,622,283)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	46,057,580	(67,022,259)
Total increase (decrease) in net assets	56,450,636	(95,485,254)
Net Assets:
Beginning of year	111,052,117	206,537,371
End of year[a]	$167,502,753	$111,052,117

a  Includes dividends in excess of net investment income of $223,381 and $103,643, respectively.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Per Share Operating Performance:	2016	2015	2014	2013	December 31, 2012
Net asset value, beginning of period	$7.99	$9.42	$9.62	$10.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.05	0.08	0.08	0.06	0.06
Net realized and unrealized gain (loss)	0.91	(1.37)	(0.18)	(0.39)	0.10
Total from investment operations	0.96	(1.29)	(0.10)	(0.33)	0.16
Less dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.12)	(0.08)	(0.06)	(0.13)
Net realized gain	—	—	(0.01)	—	—
Return of capital	(0.02)	(0.02)	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.22)	(0.14)	(0.10)	(0.08)	(0.13)
Net increase (decrease) in net asset value	0.74	(1.43)	(0.20)	(0.41)	0.03
Net asset value, end of period	$8.73	$7.99	$9.42	$9.62	$10.03
Total investment return[c,d]	11.99%	–13.80%	–1.07%	–3.22%	1.66%[e]

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class A
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Ratios/Supplemental Data:	2016	2015	2014	2013	December 31, 2012
Net assets, end of period (in millions)	$12.9	$13.2	$19.7	$17.8	$4.6
Ratio of expenses to average daily net assets (before expense reduction)	1.69%[f]	1.63%	1.74%	2.13%	2.40%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.24%[f]	1.20%	1.35%	1.35%	1.35%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.18%[f]	0.43%	0.42%	(0.21)%	(0.43)%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.63%[f]	0.86%	0.81%	0.57%	0.62%[g]
Portfolio turnover rate[h]	118%	101%	96%	145%	128%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.68% and 1.23%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.19% and 0.64%, respectively.

g  Annualized.

h  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Per Share Operating Performance:	2016	2015	2014	2013	December 31, 2012
Net asset value, beginning of period	$7.97	$9.38	$9.60	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.01)	0.00 [c]	0.00 [c]	(0.01)	0.00 [c]
Net realized and unrealized gain (loss)	0.91	(1.35)	(0.16)	(0.37)	0.09
Total from investment operations	0.90	(1.35)	(0.16)	(0.38)	0.09
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.05)	(0.04)	(0.00)[c]	(0.09)
Net realized gain	—	—	(0.01)	—	—
Return of capital	(0.02)	(0.01)	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.16)	(0.06)	(0.06)	(0.02)	(0.09)
Net increase (decrease) in net asset value	0.74	(1.41)	(0.22)	(0.40)	0.00
Net asset value, end of period	$8.71	$7.97	$9.38	$9.60	$10.00
Total investment return[d,e]	11.28%	–14.46%	–1.74%	–3.76%	0.97%[f]

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Ratios/Supplemental Data:	2016	2015	2014	2013	December 31, 2012
Net assets, end of period (in millions)	$8.3	$8.7	$15.3	$5.6	$3.8
Ratio of expenses to average daily net assets (before expense reduction)	2.37%[g]	2.35%	2.40%	2.78%	3.06%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.92%[g]	2.00%	2.00%	2.00%	2.00%[h]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.59)%[g]	(0.30)%	(0.38)%	(0.93)%	(1.11)%[h]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.14)%[g]	0.05%	0.02%	(0.14)%	(0.05)%[h]
Portfolio turnover rate[i]	118%	101%	96%	145%	128%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.36% and 1.91%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.58)% and (0.13)%, respectively.

h  Annualized.

i  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Per Share Operating Performance:	2016	2015	2014	2013	December 31, 2012
Net asset value, beginning of period	$8.01	$9.45	$9.64	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.10	0.09	0.10	0.08	0.09
Net realized and unrealized gain (loss)	0.89	(1.37)	(0.16)	(0.37)	0.11
Total from investment operations	0.99	(1.28)	(0.06)	(0.29)	0.20
Less dividends and distributions to shareholders from:
Net investment income	(0.23)	(0.14)	(0.11)	(0.09)	(0.16)
Net realized gain	—	—	(0.01)	—	—
Return of capital	(0.02)	(0.02)	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.25)	(0.16)	(0.13)	(0.11)	(0.16)
Net increase (decrease) in net asset value	0.74	(1.44)	(0.19)	(0.40)	0.04
Net asset value, end of period	$8.75	$8.01	$9.45	$9.64	$10.04
Total investment return[c]	12.32%	–13.64%	–0.67%	–2.83%	2.00%[d]

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Ratios/Supplemental Data:	2016	2015	2014	2013	December 31, 2012
Net assets, end of period (in millions)	$143.9	$85.9	$160.6	$65.2	$63.7
Ratio of expenses to average daily net assets (before expense reduction)	1.41%[e]	1.39%	1.44%	1.79%	2.12%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	0.91%[e]	1.00%	1.00%	1.00%	1.00%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.72%[e]	0.66%	0.55%	0.05%	(0.17)%[f]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.22%[e]	1.05%	0.99%	0.84%	0.95%[f]
Portfolio turnover rate[g]	118%	101%	96%	145%	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.40% and 0.90%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.73% and 1.23%, respectively.

f  Annualized.

g  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Per Share Operating Performance:	2016	2015	2014	2013	December 31, 2012
Net asset value, beginning of period	$8.01	$9.45	$9.65	$10.06	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.06)	0.05	0.05	0.09	0.04
Net realized and unrealized gain (loss)	1.01	(1.37)	(0.16)	(0.42)	0.11
Total from investment operations	0.95	(1.32)	(0.11)	(0.33)	0.15
Less dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.10)	(0.07)	(0.06)	(0.09)
Net realized gain	—	—	(0.01)	—	—
Return of capital	(0.02)	(0.02)	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.15)	(0.12)	(0.09)	(0.08)	(0.09)
Net increase (decrease) in net asset value	0.80	(1.44)	(0.20)	(0.41)	0.06
Net asset value, end of period	$8.81	$8.01	$9.45	$9.65	$10.06
Total investment return[c]	11.90%	–14.06%	–1.20%	–3.29%	1.54%[d]

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Ratios/Supplemental Data:	2016	2015	2014	2013	December 31, 2012
Net assets, end of period (in 000s)	$250.7	$1,190.8	$1,079.0	$150.0	$1.0
Ratio of expenses to average daily net assets (before expense reduction)	1.90%[e]	1.85%	1.90%	2.28%	2.55%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[e]	1.50%	1.50%	1.50%	1.50%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(1.10)%[e]	0.26%	0.09%	0.12%	(0.55)%[f]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.65)%[e]	0.61%	0.49%	0.89%	0.46%[f]
Portfolio turnover rate[g]	118%	101%	96%	145%	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.89% and 1.44%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (1.09)% and (0.64)%, respectively.

f  Annualized.

g  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Per Share Operating Performance:	2016	2015	2014	2013	December 31, 2012
Net asset value, beginning of period	$8.00	$9.43	$9.62	$10.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.09	0.08	0.08	0.07	0.06
Net realized and unrealized gain (loss)	0.90	(1.35)	(0.15)	(0.38)	0.11
Total from investment operations	0.99	(1.27)	(0.07)	(0.31)	0.17
Less dividends and distributions to shareholders from:
Net investment income	(0.23)	(0.14)	(0.10)	(0.08)	(0.14)
Net realized gain	—	—	(0.01)	—	—
Return of capital	(0.02)	(0.02)	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.25)	(0.16)	(0.12)	(0.10)	(0.14)
Net increase (decrease) in net asset value	0.74	(1.43)	(0.19)	(0.41)	0.03
Net asset value, end of period	$8.74	$8.00	$9.43	$9.62	$10.03
Total investment return[c]	12.48%[d]	–13.67%[d]	–0.78%	–3.03%	1.73%[e]

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,				For the Period January 31, 2012[a] through
Ratios/Supplemental Data:	2016	2015	2014	2013	December 31, 2012
Net assets, end of period (in 000s)	$2,227.4	$2.1	$9.9	$11.1	$1.5
Ratio of expenses to average daily net assets (before expense reduction)	1.37%[f]	1.35%	1.50%	1.93%	2.12%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	0.92%[f]	1.00%	1.11%	1.15%	1.15%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.56%[f]	0.55%	0.41%	(0.03)%	(0.31)%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.01%[f]	0.90%	0.80%	0.75%	0.68%[g]
Portfolio turnover rate[h]	118%	101%	96%	145%	128%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  The net asset value (NAV) disclosed in the December 31, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2015.

e  Not annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.36% and 0.91%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 0.57% and 1.02%, respectively.

g  Annualized.

h  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund's investment objectives are to achieve attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares.)

Cohen & Steers Real Assets Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. As of December 31, 2016, the Fund held $37,534,821 in the Subsidiary, representing 22.3% of the Fund's total assets (based on U.S. Federal income tax regulations). During the year ended December 31, 2016, the Subsidiary generated realized gains of $3,709,197. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

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Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2016, there were $21,130,589 of securities transferred from Level 2 to Level 1, which resulted from the Fund not utilizing foreign equity fair value pricing procedures as of December 31, 2016.

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The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments carried at value:

		Quoted Prices in Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Common Stock:
United States	$52,243,734	$51,110,094	$—	$1,133,640 [a,b]
Other Countries	43,185,438	43,185,438	—	—
Preferred Securities— $25 Par Value:	1,489,946	1,489,946	—	—
Preferred Securities— Capital Securities	7,030,536	—	7,030,536	—
Corporate Bonds	7,856,250	—	7,856,250	—
U.S. Treasury Inflation Protected Bonds	3,107,868	—	3,107,868	—
Purchased Option Contracts	45,880	45,880	—	—
Short-Term Investments	44,939,838	—	44,939,838	—
Total Investments[c]	$159,899,490	$95,831,358	$62,934,492	$1,133,640
Futures Contracts	$2,345,529	$2,345,529	$—	$—
Total Appreciation in Other Financial Instruments[c]	$2,345,529	$2,345,529	$—	$—
Futures Contracts	$(1,840,689)	$(1,840,689)	$—	$—
Total Depreciation in Other Financial Instruments[c]	$(1,840,689)	$(1,840,689)	$—	$—

a  Private placement in a public equity classified as Level 3 is valued at a discount to quoted market price to reflect limited liquidity.

b  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions. A change in the significant unobservable inputs could result in a significantly lower or higher value in such level 3 investments.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

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The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock— United States
Balance as of December 31, 2015	$—
Purchases	1,150,024
Change in unrealized appreciation (depreciation)	(16,384)
Balance as of December 31, 2016	$1,133,640

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2016 which were valued using significant unobservable inputs (Level 3) amounted to $(16,384).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2016	Valuation Technique	Unobservable Inputs	Input Values
Common Stock— United States	$1,133,640	Market Price Less Discount	Liquidity Discount	10.24%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Common Stock—United States is a discount to quoted market price to reflect limited liquidity. Significant increases (decreases) in these inputs may result in a materially lower (higher) fair value measurement.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Inflation adjustments to the principal amount of inflation-adjusted securities are reflected as interest income. Deflation adjustments to the principal amount of inflation-adjusted securities are reflected as reductions to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

acts as the counterparty to futures transactions; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Morgan Stanley & Co. LLC serves as the Fund's FCM for the purpose of trading in commodity futures contracts, options and interests therein.

U.S. Treasury Inflation-Protected Securities: U.S. Treasury Inflation-Protected Securities (TIPS) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

larger or smaller principal amount) will increase or decrease, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed security will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2016, a portion of the dividends have been reclassified to distributions from return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2016, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary's taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's and Subsidiary's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. For the four months ended April 30, 2016, the investment advisor received a fee of 0.90% of the average daily net assets of the Fund. On March 7, 2016, the Board of Directors of the Fund approved an amendment to the Fund's investment advisory agreement reducing the investment advisory fee to 0.80% of the average daily net assets of the Fund, effective May 1, 2016. On November 4, 2016, the Board of Directors of the Fund approved an amendment to the Fund's investment advisory agreement further reducing the investment advisory fee to an annual rate of 0.75% of the average daily net assets of the Fund, effective November 7, 2016.

For the four months ended April 30, 2016, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.50% for Class R shares, and 1.00% for Class Z shares. On March 7, 2016, the Board of Directors of the Fund approved an amendment to the Fund's fee waiver/expense reimbursement agreement, effective May 1, 2016, whereby the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. On November 4, 2016, the Board of Directors of the Fund approved an amendment to the Fund's fee waiver/expense reimbursement agreement, effective November 7, 2016 through June 30, 2018, whereby the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2016, fees waived and/or expenses reimbursed totaled $676,052.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the investment advisor and each subadvisor.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the year ended December 31, 2016, the Fund incurred $111,412 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2016, the Fund has been advised that the distributor received $4,738, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $16,577 and $2,331 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,697 for the year ended December 31, 2016.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, and U.S. government obligations for the year ended December 31, 2016 were as follows:

	Securities	U.S. Government Obligations	Total
Purchases	$155,140,298	$3,327,860	$158,468,158
Sales	134,753,282	235,327	134,988,609

Transactions in written option contracts during the year ended December 31, 2016, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2015	—	$—
Option contracts written	300	13,487
Option contracts expired	(300)	(13,487)
Written option contracts outstanding at December 31, 2016	—	$—

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2016 and the effect of derivatives held during the year ended December 31, 2016, along with the respective location in the consolidated financial statements. The volume of activity for written option contracts for the year ended December 31, 2016 is summarized in Note 3.

Consolidated Statement of Assets and Liabilities
	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Commodity Risk:
Futures contracts[a]	Receivable for variation margin on futures contracts	$504,840	[b]	—	$—

a  Futures contracts cleared through Morgan Stanley & Co. LLC are not subject to a master netting arrangement or another similar agreement.

b  Amount represents the cumulative appreciation/depreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable from broker.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Consolidated Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures contracts	Net Realized and Unrealized Gain (Loss)	$3,709,197	$885,334
Equity Risk:
Written option contracts	Net Realized and Unrealized Gain (Loss)	13,487	—

The following summarizes the volume of the Fund's futures contracts activity during the year ended December 31, 2016:

Futures Contracts
Average Notional Balance—Long	$50,340,437
Average Notional Balance—Short	(11,409,292)
Ending Notional Balance—Long	64,912,403
Ending Notional Balance—Short	(15,126,449)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2016	2015
Ordinary income	$4,005,063	$2,221,904
Return of capital	402,068	400,379
Total dividends and distributions	$4,407,131	$2,622,283

As of December 31, 2016, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$157,840,668
Gross unrealized appreciation	$8,107,563
Gross unrealized depreciation	(6,048,741)
Net unrealized appreciation (depreciation)	$2,058,822

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

As of December 31, 2016, the Fund has a net capital loss carryforward of $6,423,547 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $3,388,103 and a long-term capital loss carryforward of $3,035,444, which under current federal income tax rules, may offset capital gains recognized in any future period.

During the year ended December 31, 2016, the Fund utilized net capital loss carryforwards of $1,499,751.

As of December 31, 2016, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and Subsidiary gains To reflect reclassifications arising from the permanent differences, paid-in capital was charged $184,138, accumulated net realized loss was charged $2,213,130 and dividends in excess of net investment income was credited $2,397,268. Net assets were not affected by this reclassification.

Note 6. Capital Stock

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund's authorized shares of capital stock. The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in five classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The additional 400 million authorized shares of capital stock are for future share classes that are not yet effective and issued. The Board of Directors of the Fund may increase or decrease the number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A:
Sold	564,859	$4,916,926	1,531,939	$13,731,481
Issued as reinvestment of dividends and distributions	29,442	258,517	28,381	245,812
Redeemed	(776,514)	(6,441,682)	(1,991,743)	(16,834,811)
Net increase (decrease)	(182,213)	$(1,266,239)	(431,423)	$(2,857,518)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class C:
Sold	306,883	$2,626,587	380,399	$3,452,643
Issued as reinvestment of dividends and distributions	6,884	60,176	3,260	27,948
Redeemed	(450,826)	(3,808,858)	(927,237)	(8,016,003)
Net increase (decrease)	(137,059)	$(1,122,095)	(543,578)	$(4,535,412)
Class I:
Sold	10,847,661	$93,509,297	5,768,644	$52,029,756
Issued as reinvestment of dividends and distributions	339,833	2,988,772	184,899	1,599,959
Redeemed	(5,469,286)	(46,967,029)	(12,234,864)	(106,365,196)
Net increase (decrease)	5,718,208	$49,531,040	(6,281,321)	$(52,735,481)
Class R:
Sold	28,215	$236,852	36,128	$317,677
Issued as reinvestments of dividends and distributions	465	4,101	1,770	14,986
Redeemed	(148,907)	(1,294,072)	(3,439)	(29,231)
Net increase (decrease)	(120,227)	$(1,053,119)	34,459	$303,432
Class Z:
Sold	67,027	$589,425	69,751	$641,752
Issued as reinvestment of dividends and distributions	6,761	59,393	6,966	60,693
Redeemed	(79,251)	(680,825)	(864,369)	(7,899,725)
Net increase (decrease)	(5,463)	$(32,007)	(787,652)	$(7,197,280)

Note 7. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $50,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

applicable), which expired January 22, 2016. The Fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. As approved by the Board of Directors on December 8, 2015, the Fund did not renew the credit agreement.

During the period January 1, 2016 through January 22, 2016, the Fund did not borrow under the credit agreement.

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Commodities Risk: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund's investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund's net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful. The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Natural Resources Risk: The Fund's investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund's shareholders would likely suffer decreased investment returns.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund's foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund's ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund's intention to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund's status as a RIC may be jeopardized. The Fund's investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, country instability, infectious disease epidemics, market instability, debt crises and downgrades, the potential exit of a country from its respective union and related geopolitical events may result in market volatility and may leave long lasting impacts on both the U.S. and worldwide financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The June 2016 vote in the United Kingdom (UK) calling for the exit of the UK from the European Union (referred to as Brexit), may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. An economic recession in the UK, or in a European Union member country, may have significant adverse economic effect on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. The

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. or global securities markets.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

The investment advisor is registered with the Commodity Futures Trading Commission (CFTC) as a commodity pool operator (CPO) with respect to the Fund and the Subsidiary. Compliance with the CFTC's disclosure, reporting and recordkeeping requirements may increase Fund expenses and may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities, and swaps) to the extent or in the manner desired.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund's investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund's investment strategies.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

CFTC rules with respect to disclosure, reporting and recordkeeping requirements are evolving. Compliance with any new disclosure, reporting and recordkeeping requirements could increase Fund expenses.

Note 10. New Accounting Guidance

In October 2016, the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the rule is effective for financial statements filed with the SEC on or after August 1, 2017.

Management is currently evaluating the impact the adoption of this guidance will have on the Fund's financial statements and does not expect any impact to the Fund's net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the
Cohen & Steers Real Assets Fund, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the Cohen & Steers Real Assets Fund, Inc. and its subsidiary (hereafter referred to as the "Fund") as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2017

COHEN & STEERS REAL ASSETS FUND, INC.

TAX INFORMATION—2016 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $1,588,528. Additionally, 8.37% of the ordinary dividends qualified for the dividends received deduction available to corporations.

The Fund has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $134,731. The Fund generated net foreign source income of $3,307,849 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REAL ASSETS FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, Chairman of CSCM; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991
Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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COHEN & STEERS REAL ASSETS FUND, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Dean Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015
Richard E. Kroon 1942	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University since 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Formerly, Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS REAL ASSETS FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Vincent L. Childers 1976	Vice President	Senior Vice President of CSCM since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	Since 2013
Jon Cheigh 1973	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007
Nicholas Koutsoftas 1973	Vice President	Senior Vice President of CSCM since 2013. Prior to that, Senior Vice President, co-portfolio manager and head of the Active Commodities strategy at GE Asset Management.	Since 2013
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Vincent L. Childers
Vice President

Jon Cheigh
Vice President

Nick Koutsoftas
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—RAPAX
Class  C—RAPCX
Class  I—RAPIX
Class  R—RAPRX
Class  Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REAL ASSETS FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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RAPAXAR

Annual Report December 31, 2016

Cohen & Steers Real Assets Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant amended the Code of Ethics during the reporting period to expand on how covered officers should handle conflicts of interest.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Gerald J. Maginnis and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark, Mr. Maginnis and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2015
Audit Fees	$61,800	$61,800
Audit-Related Fees	$0	$0
Tax Fees	$12,700	$12,700
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)      The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2016	2015
Registrant	$12,700	$12,700
Investment Advisor	$0	$0

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: March 8, 2017